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RESPONSE GENETICS, INC.

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RESPONSE GENETICS

Investor Presentation

September 2010

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding our strategy, future events, future operations, future financial position, future financial performance, future revenues, projected costs, prospects, plans and objectives of management, including our expected revenue growth and net earnings for 2010, and any other statements containing the words "may," "will," "should," "could," "would," "believes", "expects", "anticipates", "plans", "estimates", "intends", "predicts", "projects", "potential", "continue" and similar expressions, including the negative of such terms, are forward-looking statements.

These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including risks relating to additional financial, early-stage product development, clinical trials, clinical testing of samples, and those risk factors set forth in the Company's Securities and Exchange Commission filings. These and other factors may cause our actual results to differ materially from any forward-looking statement. We undertake no obligation to update any of the forward-looking statements after the date of this presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

Agenda

- Overview
- Strategy
- Performance
- Director nominees

RESPONSE GENETICS

OVERVIEW

Our Goal:

The right therapy

…for each patient

…the first time™

Through Molecular Diagnostics

RESPONSE GENETICS

Response Genetics, Inc.

The Challenge:

Low response rate to chemotherapy

The Solution:

Molecular tests predicting the patient's likelihood of response to different therapies

- ResponseDX™:PCR based genetic tests
- Clinical utility associated with test development

STRATEGY

Commercial Strategy

- ***Integrating ResponseDx™ Predictive Biomarker Tests into Routine Clinical Practice.***

  ✓ **Focus on Oncologists**
  - Prescribe Chemotherapy
  - Data Driven: Accept Proof of Clinical Utility
  - Prefer Quantitative PCR Based Testing

Commercial Strategy

- ***Association with Academic Thought Leaders Drives Acceptance of ResponseDX™ Panels***

  ✓ **Focus on Oncologists**

  - ~10 Presentations/Yr Validating Association of ResponseDx™ Biomarkers with Clinical Studies
  - Development of Pipeline of Tests with Academia
  - Association with Pharmaceutical Clinical Trials

Commercial Strategy

- ***Pharmaceutical Company Companion Dx***

  ✓ **Focus on Assay Development**

  - Response Genetics' Biomarker Assays are Developed and Validated in a Regulatory Compliant Manner.
  - Large Pharmaceutical Companies have Gained Interest in our Validated Assays.
    - Example: BRAF Assay Licensed by GSK

Personalized Medicine in Clinical Practice

Growing Revenue from DX Tests

Growth of highly targeted, effective, expensive pharmaceutical agents in oncology

demand from physicians, payers, and patients for predictive genetic tests

Business Unit Overview: Synergy


Pharmaceutical
Clinical
Trials/Diagnostics
PGx
Dx
ResponseDx™
Testing
RGI
R&D
Global clinical
trial support
MAGE A3 GSK
ResponseDX
Predictive Panels
(Lung, Colon, Gastric)
R&D
Future Tests

RESPONSE GENETICS

Response Genetics, Inc. (RGI)

Difference:

- **Proprietary Technologies:**
  - Robust Genetic Material Isolation (RNA/DNA)
    - Results from > 95% clinical samples
  - Gene tests for most used chemotherapies
    - Platinum sensitivity (ERCC1), fluoropyrimidines (TS),
    - HER2, EGFR
- **Global Presence for Clinical trial Support**
- **Clinically Relevant Diagnostic Tests Developed with Access to Clinical Utility**

Clinically Relevant PCR/RT-PCR Based Tests

- Associated with Benefit from Chemotherapy

ResponseDX:Lung™	ResponseDX:Colon™	ResponseDX:Gastric™
• *ERCC1 (Platinum)**	• *ERCC1 (Platinum)**	• *ERCC1 (Platinum)**
• *RRM1*	• *EGFR (exp) (FOLFIRI)**	• *TS (FOLFOX)**
• *TS (Histology)**	• *BRAF (Cetuximab)*	• *HER2 (Trastuzumab)**
• *EGFR (exp) (TKI)**	• *KRAS (Cetuximab)*	
• *EGFR Mutation (TKI)*	• *TS (FOLFOX)**	
• *KRAS (TKI)*		
• *EML4-ALK (TKI)*		

** Issued IP*

NCCN Practice Guidelines, Lung ERCC1, RRM1, KRAS, EGFR listed as most predictive and prognostic markers

RESPONSE GENETICS

Benefit from Selection

Treatment Selection with Biomarkers | Unselected Treatment


NSCLC
Erlotinib (EGFR Selection)
70.6
Platin Doublets (Low ERCC1)
Non-Platin Doublets (High ERCC1)
53
Carbo/Taxol-Avastin (E4599) (Unselected)
35
Alimta/Cis (Unselected)
30.6
Various Platin Doublets (E1594) (Unselected)
19
0 10 20 30 40 50 60 70 80
Response Rate %


CRC
FOLFOX (Low TS-ERCC1)
37.1
FOLFIRI (HighERCC1-EGFR)
32
FOLFOX (Unselected)
21.5
FOLFIRI (Unselected)
20.6
FOLFOX + Bev (Unselected)
21.2
0 5 10 15 20 25 30 35 40
Median Overall Survival (Months)

ResponseDX™ Sales Ramp (Q108-Q210)


Tests Ordered
2500
2000
1500
1000
500
0
3
47
213
283
505
923
1273
1672
2023
2499
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210

Revenue Growth



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Revenue Thousands
Q109
Q209
Q309
Q409
Q110
Q210
ResponseDX Accrual Adjustment
ResponseDX
Pharma

RESPONSE GENETICS

Revenue Growth

Revenues	Q109	Q209	Q309	Q409	Q110	Q210
Pharma	$1,274,372	$1,452,005	$1,344,874	$1,705,000	$2,000,000	$2,125,160
Response DX	$262,854	$446,234	$914,649	$1,700,000	$1,700,000	$2,000,000
Response DX Accrual Adjustment						$1,500,000
Total revenues	$1,537,226	$1,898,239	$2,259,523	$3,405,000	$3,700,000	$5,625,160

RESPONSE GENETICS

ResponseDX – Pipeline Opportunities/Market Potential in US

Current ResponseDX™ tests:

Lung (NSCLC)
(200,000 U.S./yr)

Gastric
(22,000 U.S./yr)

Colorectal (CRC)
(160,000 U.S./yr)

Total incidence: 360,000
Market potential: ~$600M



Pipeline ResponseDX™ tests:

Head and Neck
(40,000 U.S./yr)

Breast
(192,000 U.S./yr)

Ovarian
(22,000 U.S./yr)

Bladder
(55,000 U.S./yr)

Total incidence: 309,000
Market potential: ~$309M

Response Genetics Advantage

- DX Testing

- Clinically Relevant Proprietary Tests
- Competitive Pricing with Reimbursement
- Rapid Delivery of Results (5-7 days)

Licensing: Additional Revenue Source

- Synergy between ResponseDX™ and Pharma

ResponseDX™

- *Expand ResponseDX:Colon™ Panel by developing a clinical test for **BRAF** mutations*
- *Adapt test to other tumor types*

Pharma

- *Develop targeted agents to tumors harboring mutated **BRAF***
- *Response Genetics licenses clinical test for **BRAF** mutation to GSK (Q1 2010)*

RESPONSE GENETICS

Response Genetics Advantage

- Pharma Partnering

- Experience with Global Clinical Trials
- Technology for Analysis of FFPE Clinical Tissue
- Bridged Assays on Multiple Platforms Globally
- Competitive Pricing
- Rapid Delivery of Results (5-7 days)

PERFORMANCE

Corporate Highlights: Q1-Q210

- Key Appointments to Executive Management
  - **CFO: David O'Toole,**
    - Previous CFO Abraxis Biosciences
  - **COO: Michael McNulty**,
    - Previous Diagnostics Manager at Agilent Technologies
- Expanded Sales Team by 25%
- Record Revenue from Both our ResponseDX™ tests and our Pharmaceutical Clients
- Launch of EML4-ALK Genetic Test for Lung Cancer
- Licensing of BRAF Mutational Test to GSK

Response Genetics (NASDAQ: RGDX) Financial Considerations - June 30, 2010

• Cash/Cash Equivalents:	$ 6.6M
• Total Revenue: 6M09/6M10	$ 3.4M/$9.3M*
• ResponseDX™ Rev.: 6M09/6M10	$ 0.7M/$5.2M*
• Net Loss: 6M09/6M10	($ 5.6/$2.5M)
• 18.3M shares outstanding	

*Includes a $1.5M Adjustment for Accrual

RESPONSE GENETICS

Stock Performance

8/26/2009 to 8/26/2010



RGDX Equity
SPX Index
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
August-09
September-09
October-09
November-09
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10

RESPONSE GENETICS

2010 Annual Meeting

- The Board's objectives have been to:
  - Broaden the life sciences and pharmaceutical drug, diagnostic and business development experience of the board
  - Negotiate to avoid a costly proxy contest
  - Not give control of the company to another party without receiving a control premium
  - Deliver value to all shareholders

- The Nominating Committee selected three highly qualified director candidates to stand for election at this year's annual meeting

RESPONSE GENETICS

DIRECTOR NOMINEES

Director Nominees

Our New Director Nominees

The following director nominees were carefully recruited by our nominating committee and Chief Executive Officer. We believe their extensive experience and strong leadership credentials in the diagnostics and pharmaceuticals industries will expand and diversify our Board, while complementing the skills and expertise of our existing incumbent director nominees.

Director Nominees

Jan C. Fagerberg, M.D., Ph.D.

Dr. Fagerberg's background in drug development at Roche, one of the world's largest biopharmaceutical companies, will bring to the Board substantial experience that is relevant to our business model in this era of personalized medicine. His medical, business and scientific expertise are important to our present and future needs as we engage in co-development of companion diagnostics with the pharmaceutical industry. Dr. Fagerberg has an extensive background in drug development in the United States and Europe, having served in key research and leadership positions at Roche. He has also worked in hospital research institutions.

RESPONSE GENETICS

Director Nominees

Christine A. Meda

Ms. Meda has extensive knowledge of the diagnostics industry and market as a result of her years of experience in the industry, including at Roche Diagnostics. She currently serves as President and Chief Executive Officer of an early-stage molecular diagnostics platform company. Her experience in leading the commercialization of dozens of diagnostic products will bring to the Board critical insight into the successful expansion of our diagnostic product portfolio. Previously, she served in leadership positions in business development and global strategy within start-up and multi-billion dollar organizations alike.

RESPONSE GENETICS

Director Nominees

Michael A. Metzger

Mr. Metzger has significant financial and business experience directly related to the growth and development of life sciences companies like the Company, most significantly through his background in business strategy and development, and licensing and mergers and acquisitions activity, in the life sciences and pharmaceutical industry. Currently, growth is achieved by licensing and acquisition of relevant technologies as well as through in-house development. Mr. Metzger's experience in this area will be important to the Board's ability to oversee our growth in both the diagnostic and pharmaceutical partnership sectors of our business. Mr. Metzger currently serves as Senior Director, Business Development, and as head of the Mergers & Acquisitions practice, at Forest Laboratories, Inc., a company focused on pharmaceutical development.

Director Nominees

Our Incumbent Director Nominees

The following incumbent director nominees have served as members of our Board during a period in which the Company has made significant progress in our efforts toward achieving profitability and creating stockholder value. We believe it is important to maintain continuity and stability at a time of growth and transition, while at the same time composing a Board with the right balance of talent and experience.

Director Nominees

Kirk K. Calhoun

Mr. Calhoun has served as a member of our Board since May 2008. Mr. Calhoun brings to the Board experience and skills in finance, management and corporate governance, developed over his career in public accounting, primarily as a partner at Ernst & Young, LLP and through his service as an audit committee financial expert on various public company boards and his service as a director of other life sciences companies, including Abraxis Bioscience, (NASDAQ: ABII), a fully integrated biotechnology company, and Myogen, Inc., Aspreva Pharmaceuticals Company and Adams Respiratory Therapeutics, Inc., which he served on prior to their sales.

RESPONSE GENETICS

Director Nominees

Kathleen Danenberg

Ms. Danenberg has been our Chief Executive Officer and President since 2002, and has served as one of our Board members since March 2000. In addition to her leadership skills as President and Chief Executive Officer, Ms. Danenberg provides to the Board a unique and well-developed understanding of our Company and our challenges and opportunities. Ms. Danenberg has a deep understanding of our technology, operations, key clients and strategic partners, and competitive and regulatory environments, and is critical to our success. Throughout her career, Ms. Danenberg has developed a broad expertise in the area of personalized medicine and commercial applications for the use of biomarkers in oncology. In her early years at the Company, she led the development and validation of predictive biomarkers that are now products in our ResponseDX™ panels of oncology tests.

Director Nominees

Gary D. Nusbaum

Mr. Nusbaum has served on our Board since August 2007. Mr. Nusbaum's broad experience in corporate financings, mergers and acquisitions and corporate governance, developed over more than 20 years in the private equity industry and service on the boards of directors of private equity portfolio companies, brings to the Board important skills and strategic insights for the development and management of our business. Mr. Nusbaum's prior experience includes his time as Managing Director at the private equity firm of Warburg Pincus, Managing Director, Chief Financial Officer and head of the private equity business of Aetos Capital, an asset management firm, and his current position as Managing Director of Palladium Equity Partners, LLC, a private investment firm.

Director Nominees

Michael Serruya

Mr. Serruya has served on our Board since March 2000. Mr. Serruya's business experience includes executive and operational roles in both public and private companies. He has served on boards of several public companies, including as a current director of Jamba, Inc. (NASDAQ: JMBA). Mr. Serruya currently serves as the President and Chief Executive Officer of CoolBrands International Inc. (TSE:COB.A). During his tenure at this company, he has gained franchising experience in over 80 countries and had significant experience in licensing and acquisitions of various brands. These skill sets and global business knowledge are uniquely complementary to those of our other board members. Mr. Serruya recently negotiated a merger of this company with Swisher International and Wayne Huizenga. These experiences, coupled with Michael Metzger's expertise in acquisitions in the pharmaceutical industry, will add to the Board's ability to achieve and oversee global growth of the Company in the upcoming years.

Director Nominees

David M. Smith

Mr. Smith is a co-founder of the Company and has served as Vice Chairman and a director of our Board since December 1999, and, accordingly, has gained significant experience in the life science industry. He has been a director of public and privately held companies. Mr. Smith brings extensive management experience in a broad array of businesses. In these businesses, Mr. Smith gained expertise in product development, branding, trademarks and the marketing and sales of consumer products. His advice on the development and expansion of our sales force at the Board level has been an asset to the Company. Mr. Smith was also instrumental in the creation of several Company trademarks. His direct managerial experience in the development of brands and association with sales and marketing complements the financial, diagnostics, drug development and merger/acquisitions skill sets of the other Board Members. Mr. Smith's executive experience includes his time as Chief Operating Officer, Executive Vice President and Director of a public company and Chairman and Chief Executive Officer of a privately held company.

Stock Performance

1/4/10 – 8/27/10 (YDT)



RGDX 2.71
^IXIC 2,264.96
140%
120%
100%
80%
60%
40%
20%
0%
2010
Feb
Mar
Apr
May
Jun
Jul
Aug
RGDX
NASDAQ

Stock Performance

1/4/10 – 8/27/10 (YDT)


RGDX
CLRT
NASDAQ
GHDX
GXDX
150%
100%
50%
0%
-50%
2010
Feb
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Aug

RESPONSE GENETICS

RESPONSE GENETICS